UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2021

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 1, 2021, the Board of Directors of Acadia Pharmaceuticals Inc. (the “Company”) appointed Brendan P. Teehan as Executive Vice President, Chief Operating Officer and Head of Commercial and as the Company’s principal operating officer. The Company’s press release dated November 1, 2021 is attached as Exhibit 99.1.

Mr. Teehan, age 53, joined the Company in July 2018 as Vice President, Insights, Analytics and Commercial Operations. In March 2021, he was promoted to Senior Vice President, Chief Insights and Analytics Officer. Prior to joining the Company, Mr. Teehan served as Vice President, Provider Solutions at TESARO, Inc., a commercial-stage oncology company, from June 2016 to July 2018, and as Vice President, then Senior Vice President, Pharmacy Services at RainTree Oncology, an oral oncology services company, from April 2012 to April 2016. Mr. Teehan earned a Bachelor of Arts in government and international relations from the University of Notre Dame and an M.B.A. from Carnegie Mellon University, Tepper School of Business.

There is no arrangement or understanding between Mr. Teehan and any other person pursuant to which Mr. Teehan was selected as an officer, and there are no actual or proposed transactions between the Company and Mr. Teehan or any related person that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 1, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Dated: November 5, 2021	By:	/s/ Austin D. Kim
Austin D. Kim
Executive Vice President, General Counsel & Secretary